UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2006

APEX SILVER MINES LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies		Not Applicable
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.02	Unregistered Sales of Equity Securities

Signature

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Item 3.02  Unregistered Sales of Equity Securities

On February 10, 2006 the Company completed the issuance of an aggregate of 1,086,653 ordinary shares to a holder of the Company’s 4.0% Convertible Senior Subordinated Notes due 2024 in a privately negotiated exchange transaction that was previously disclosed by the Company on January 27, 2006.  The holder exchanged, and the Company has retired $20 million principal amount of the 4.0% Notes.  The Company paid $308,101 in accrued interest to the holder.

The ordinary shares were not registered under the Securities Act of 1933 and were issued in reliance on an exemption from registration pursuant to Section 3(a)(9) of the Securities Act.  No underwriting discounts or commissions were involved in this transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2006

Apex Silver Mines Limited

	By:	/s/ Mark A. Lettes
Mark A. Lettes
Chief Financial Officer